Exhibit 21
Subsidiaries of the Registrant
At March 8, 1994, Thermo Electron owned the following companies:

                                                            STATE OR    PERCENT
                                                          JURISDICTION     OF
                                                                OF      OWNER-
                          NAME                            INCORPORATION   SHIP
- -------------------------------------------------------------------------------
Napco Europe Limited                                     United Kingdom   100
Nicolet Biomedical Inc.                                  California       100
   Eden Medical Electronics, Inc.                        Delaware         100
   Eden Medizinische Elektronik GmbH                     Germany          100
   Neuroscience Limited                                  United Kingdom   100
Peter Brotherhood Holdings Ltd.                          United Kingdom   100
   Peter Brotherhood Limited                             United Kingdom   100
     D.S.T. Pattern & Engineering Co. Ltd.               United Kingdom   100
     FES International Limited                           United Kingdom   100
     Link Control Technology Ltd.                        United Kingdom   100
     Machtech Ltd.                                       United Kingdom   100
     Peter Brotherhood Pension Fund Trustees Ltd.        United Kingdom   100
     Sensonics Ltd.                                      United Kingdom   100
     Thermo Electron Realty Limited                      United Kingdom   100
   Thermo Holdings Limited                               United Kingdom   100
     Brotherhood Environmental Engineering Services      United Kingdom   100
     Limited
Termo Electron, S.A. de C.V.                             Mexico           100
The Thermo Electron Companies Inc.                       Wisconsin        100
   Bay State Wood Energy Company, Inc.                   Massachusetts    100
   Delano Biomass Energy Company, Inc.                   California       100
   Gulf Precision, Inc.                                  Arizona          100
     Seeley Enterprises, Inc.                            New Mexico       100
   International Technidyne Corporation                  Delaware         100
   Loftus Furnace Company                                Pennsylvania     100
   Medway Recycling Company, Inc.                        Massachusetts    100
   Metal Treating Inc.                                   Wisconsin        100
   Methuen Steam Company, Inc.                           Massachusetts    100
   Met-Therm, Inc.                                       Ohio             100
   NAPCO, Inc.                                           Connecticut      100
   New Hampshire Wood Energy Co., Inc.                   New Hampshire    100
   Nicolet Instrument of California Inc.                 California       100
   North Carbondale Minerals, Inc.                       California       100
   North County Recycling, Inc.                          California       100
   Overly, Inc.                                          Wisconsin        100
   Perfection Heat Treating Company                      Michigan         100
   Salem Steam Company, Inc.                             Massachusetts    100
   San Marcos Resource Recovery, Inc.                    California       100
   Seminole Energy Company                               Florida          100
   Southern Ocean County Resource Recovery, Inc.         New Jersey       100
   Staten Island Cogeneration, Inc.                      New York         100
   TE Energy Systems, Inc.                               Massachusetts    100
   TEC Cogeneration Inc.                                 Florida          100
     South Florida Cogeneration Associates               Florida          50*
   TEC Energy Corporation                                California       100
     North County Resource Recovery  Associates          California       50*
     (50% of which shares are owned directly by
      San Marcos Resource Recovery, Inc.)
   Tecomet Inc.                                          Massachusetts    100
   TECOMP Inc.                                           Michigan         100
                                     Page 1
                                                                   Exhibit 21
Subsidiaries of the Registrant
At March 8, 1994, Thermo Electron owned the following companies:

                                                            STATE OR    PERCENT
                                                          JURISDICTION     OF
                                                                OF      OWNER-
                          NAME                            INCORPORATION   SHIP
- -------------------------------------------------------------------------------
   Thermedics Inc.                                       Massachusetts    52**
     Corpak Inc.                                         Massachusetts    100
        Walpak Company                                   Illinois         100
     Thermedics Detection Inc.                           Massachusetts    100
        ThermedeTec Corporation                          Delaware         100
          Thermedics Detection de Mexico, S.A. de C.V.   Mexico           100
          Thermedics Detection GmbH                      Germany          100
          Thermedics Detection Limited                   United Kingdom   100
          Thermedics Detection Scandinavia AS            Norway           100
     Thermedics F. S. C. Inc.                            U. S. Virgin     100
                                                         Islands
     TMD Securities Corporation                          Massachusetts    100
        Thermo Cardiosystems Inc.                        Massachusetts    54**
          TCA Securities Corporation                     Massachusetts    100
        Thermo Voltek Corp.                              Delaware         53**
          KeyTek Instrument Corp.                        Massachusetts    100
             Residu Pensioen B.V.                        Netherlands      100
               Comtest Instrumentation, B.V.             Netherlands      100
               Comtest Limited                           United Kingdom   100
             KeyTek FSC, Ltd.                            U.S. Virgin      100
                                                         Islands
          UVC Realty Corp.                               New York         100
   Thermo Administrative Services Corporation            Delaware         100
   Thermo Electron of Conway, Inc.                       New Hampshire    100
   Thermo Electron Foundation, Inc.                      Massachusetts    100
   Thermo Electron Metallurgical Services, Inc.          Texas            100
   Thermo Energy Systems Corporation                     Delaware         88**
     Coos Biomass Corporation                            California       100
     Delano Energy Company Inc.                          Delaware         100
     Delano Operations Company, Inc.                     California       100
     SFS Corporation                                     New Hampshire    100
     TES Securities Corporation                          Delaware         100
     Thermendota, Inc.                                   California       100
        Mendota Biomass Power, Ltd.                      California       60*
          California Agriwaste Corporation               California       100
             Golden Fuel Company                         California       50*
          MBPL Agriwaste Corporation                     California       100
     Thermo Central Florida Corporation                  Delaware         100
     Thermo Electron of Maine, Inc.                      Maine            100
        Gorbell/Thermo Electron Power Company            Maine            80*
     Thermo Electron of New Hampshire, Inc.              New Hampshire    100
        Hemphill Power and Light Company                 New Hampshire    66*
     Thermo Electron of Whitefield, Inc.                 New Hampshire    100
        Whitefield Power and Light Company               New Hampshire    61*
        (39% of which shares are owned
        directly by SFS Corporation)
     Thermo Fuels Company, Inc.                          California       100
     Woodland Biomass Power, Inc.                        California       100
        Woodland Biomass Power, Ltd.                     California       99*
   Thermo Fibertek Inc.                                  Delaware         80**
     AES Equipos y Sistemas S.A. de C.V.                 Mexico           100
                                     Page 2
                                                                   Exhibit 21
Subsidiaries of the Registrant
At March 8, 1994, Thermo Electron owned the following companies:

                                                            STATE OR    PERCENT
                                                          JURISDICTION     OF
                                                                OF      OWNER-
                          NAME                            INCORPORATION   SHIP
- -------------------------------------------------------------------------------
     Thermo AES Canada Inc.                              Canada           100
     Thermo Electron Web Systems, Inc.                   Massachusetts    100
        Fiberprep Inc.                                   Delaware          51
        (17% of which shares are owned
        directly by E. & M. Lamort, S.A.)
          Fiberprep Securities Corporation               Delaware         100
        Thermo Electron Wisconsin, Inc.                  Wisconsin        100
     TMO Lamort Holdings Inc.                            Delaware         100
        E. & M. Lamort, S.A.                             France           100
          Lamort GmbH                                    Germany           85
          Lamort Italia S.R.L.                           Italy             90
          Lamort Paper Services Ltd.                     United Kingdom    85
          Nordiska Lamort Lodding A.B.                   Sweden           100
     Vickerys Holdings Limited                           United Kingdom   100
        Vickerys Limited                                 United Kingdom   100
          Chinell Fabricators Limited                    United Kingdom   100
          Paperliners Limited                            New Zealand      100
          Vickerys Projects Limited                      United Kingdom   100
     Winterburn Limited                                  United Kingdom   100
   Thermo Instrument Systems Inc.                        Delaware         81**
     Analytical Instrument Development, Inc.             Pennsylvania     100
     Eberline Instrument Company Limited                 United Kingdom   100
     Eberline Instrument Corporation                     New Mexico       100
     Finnigan Corporation                                Virginia         100
        Finnigan Instruments, Inc.                       New York         100
        Finnigan International Sales, Inc.               California       100
        Finnigan MAT China, Inc.                         California       100
        Finnigan MAT (Delaware), Inc.                    Delaware         100
        Finnigan MAT Instruments, Inc.                   Nevada           100
        Finnigan MAT International Sales, Inc.           California       100
        Finnigan MAT (Nevada), Inc.                      Nevada           100
          Finnigan MAT AG                                Switzerland      100
          Finnigan MAT Canada, Ltd.                      Canada           100
          Finnigan MAT GmbH                              Germany          100
          Finnigan MAT Ltd.                              United Kingdom   100
             Finnigan MAT AB                             Sweden           100
          Finnigan MAT S.A.R.L.                          France           100
          Finnigan MAT S.R.L.                            Italy            100
             Thermo Separation Products S.R.L.           Italy            100
          Thermo Instruments Australia Pty. Limited      Australia        100
        Finnigan Properties, Inc.                        California       100
     Gamma-Metrics                                       California       100
        Gamma-Metrics International F.S.C. Inc.          Guam             100
     Gas Tech Inc.                                       California       100
        Gas Tech Australia, Pty. Ltd.                    Australia         50
        Gas Tech Partnership                             California       50*
        Gastech Instruments Canada Ltd.                  Canada           100
     Imaging Systems International, Incorporated         Wisconsin        100
     National Nuclear Corporation                        California       100
     Nicolet Instrument Corporation                      Wisconsin        100
        Nicolet Instrument Canada, Inc.                  Canada           100
                                     Page 3
                                                                   Exhibit 21
Subsidiaries of the Registrant
At March 8, 1994, Thermo Electron owned the following companies:

                                                            STATE OR    PERCENT
                                                          JURISDICTION     OF
                                                                OF      OWNER-
                          NAME                            INCORPORATION   SHIP
- -------------------------------------------------------------------------------
        Nicolet Instrument GmbH                          Germany          100
        Nicolet Instrument Limited                       United Kingdom   100
        Nicolet Instrument S.A.R.L.                      France           100
        Nicolet Japan K.K.                               Japan            100
        Project Phoenix of Madison, Inc.                 Wisconsin        100
        Spectra-Tech, Europe Limited                     United Kingdom   100
        Spectra-Tech, Inc.                               Wisconsin        100
     Thermo Environmental Corporation                    Massachusetts    100
        TEV Administrative Services Corporation          Delaware         100
        Thermo Analytical Inc.                           Massachusetts    100
          Eberline Analytical Corporation                New Mexico       100
          Skinner & Sherman, Inc.                        Massachusetts    100
             Skinner & Sherman Laboratories, Inc.        Massachusetts    100
             Skinner & Sherman Technology, Inc.          Massachusetts    100
          TMA/NORCAL Inc.                                California       100
        Thermo Water Management Inc.                     Delaware         100
          Bettigole Andrews & Clark, Inc.                New York         100
             N.H. Bettigole Co., Inc.                    Delaware         100
             N.H. Bettigole, P.A.                        New Jersey       100
             N.H. Bettigole, P.C.                        New York         100
          Fellows, Read & Associates, Inc.               New Jersey       100
          Normandeau Associates, Inc.                    New Hampshire    100
          Thermo Consulting Engineers Inc.               Delaware         100
             George A. Schock &  Associates, Inc.        New Jersey       100
             Jennison Engineering, Inc.                  Vermont          100
     Thermo Environmental Instruments Inc.               California       100
        MIE Acquisition, Inc.                            Massachusetts    100
     Thermo Instrument Controls Inc.                     Delaware         100
     Thermo Instrument Systems Japan Holdings, Inc.      Delaware         100
        Nippon Jarrell-Ash Company, Ltd.                 Japan            100
     Thermo Instruments F.S.C. Inc.                      U.S. Virgin      100
                                                         Islands
     Thermo Jarrell Ash Corporation                      Massachusetts    100
        Scientific Measurement Systems Inc.              Colorado         100
        Thermo Instrument Systems (F.E.) Limited         China            100
        Thermo Instruments (Canada) Inc.                 Canada           100
          Eberline Instruments (Canada) Ltd.             Canada           100
     Thermo Separation Products AG                       Switzerland      100
     Thermo Separation Products Inc.                     Delaware         100
        Thermo Instrument Systems (France) S.A.          France           100
          Thermo Separation Products S.A.                France           100
        Thermo Instrument Systems K.K.                   Japan            100
     Van Hengel Holding B.V.                             Netherlands      100
        Thermo Electron Limited                          United Kingdom   100
          Planweld Limited                               United Kingdom   100
             Hilger Analytical Limited                   United Kingdom   100
        Thermo Instrument Systems B.V.                   Netherlands      100
          Thermo Automation Services  (ThAS) B.V.        Netherlands      100
        Thermo Instrument Systems GmbH                   Germany          100
          Thermo Separation Products GmbH                Germany          100
        Thermo Jarrell Ash (Europe) B.V.                 Netherlands      100
                                      Page 4
                                                                   Exhibit 21
Subsidiaries of the Registrant
At March 8, 1994, Thermo Electron owned the following companies:

                                                            STATE OR    PERCENT
                                                          JURISDICTION     OF
                                                                OF      OWNER-
                          NAME                            INCORPORATION   SHIP
- -------------------------------------------------------------------------------
        Thermo Jarrell Ash, S.A.                         Spain            100
        Thermo Separation Products B.V.                  Netherlands      100
          Thermo Separation Products B.V. B.A.           Belgium          100
   Thermo Power Corporation                              Massachusetts    52**
     Takepine Limited                                    United Kingdom   100
     Tecogen Securities Corporation                      Massachusetts    100
   Thermo Process Systems Inc.                           Delaware         72**
     Beheersmaatschappij J. Amerika N.V.                 Netherlands       71
        Amerika Tankinstallaties B.V.                    Netherlands      100
        High-Tech Trouble-Shooters B.V.                  Netherlands      100
        Jac. Amerika en Zonen B.V.                       Netherlands      100
     Holcroft (Canada) Limited                           Canada           100
     Holcroft Corporation                                Delaware         100
        Holcroft GmbH                                    Germany          100
     Terra Tech Labs, Inc.                               Delaware         100
     Thermo Incineration Inc.                            Michigan         100
     Thermo Process Services Inc.                        Delaware         100
        Cal-Doran Metallurgical Services, Inc.           California       100
     Thermo Process Services Midwest Inc.                Delaware         100
        Metallurgical, Inc.                              Minnesota        100
     Thermo Remediation Inc.                             Delaware         67**
        TPST Soil Recyclers of Florida Inc.              Delaware         100
        TPST Soil Recyclers of Oregon Inc.               Oregon           100
        TPST Soil Recyclers of South Carolina Inc.       Delaware         100
        TPST Soil Recyclers of Virginia Inc.             Delaware         100
        Thermo Fluids Inc.                               Delaware         100
   Thermo Securities Corporation                         Delaware         100
   Thermo Soil Recyclers Inc.                            Massachusetts    100
   Thermo Technology Ventures Inc.                       Idaho            100
     Plasma Quench Investment Limited Partnership        Delaware         60*
   ThermoTrex Corporation                                Delaware         55**
     LORAD Corporation                                   Connecticut      100
     ThermoLase Inc.                                     Delaware         81**
        CBI Laboratories, Inc.                           Texas            100
     ThermoTrex East Inc.                                Massachusetts    100
   TMO, Inc.                                             Massachusetts    100
   TMOI Inc.                                             Delaware         100
Thermo Electron F. S. C. Inc.                            U. S. Virgin     100
                                                         Islands
Thermo Electron (London) Ltd.                            United Kingdom    50
Thermo Electron (UK) Limited                             United Kingdom   100

 * Joint Venture/Partnership
** As of 1/1/94


                                     Page 5